Exhibit 99.1

IBN – Suchit Punnose – Podcast on Modulex

Thu, Mar 09, 2023 4:13PM • 19:41

SUMMARY KEYWORDS

ibn, technology, deliver, modular buildings, Jonathan, building, UK, buildings, factory, capacity, terms, company, square meters, factories, modular, interview, India, hotels, market, investor

SPEAKERS

IBN Jonathan, Suchit Punnose, IBN

IBN

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IBN Jonathan

Thank you all for joining us for our interview with Suchit Punnose. He is the CEO of Modulex Modular Buildings, which is a construction company specialises in the development of environment friendly modular buildings. So Suchit let’s get started by going over your background and just a general overview of how you’re looking to disrupt the construction industry.

Suchit Punnose

Hi, Jonathan. Firstly, thank you for the opportunity to speak here at the IBM Podcast Series. My name is Suchit Punnose, I’m the founder and CEO of Modulex Modular Buildings PLC. Modulex is about delivering real estate version 2.0. And to us real estate version 2.0 is Carbon Net Zero certified buildings, which are manufactured not constructed, designed using AI on a blockchain based quality assurance and with IoT enabled smart features. All of those features in compass to us what future real estate version 2.0 stands for. And it’s very topical for us to appreciate that globally, there is a significant overhang in terms of demand for affordable housing, health care, student accommodation, and various other real estate asset classes, which are required in both the developed economies and also in the growth markets of the future. In terms of where Modulex has come about, and the Genesis, we looked at the problems in the construction industry, and without construction, mankind can’t progress. So, we need infrastructure, we need everything from homes, to hotels, to schools. But the key issue that we have in the problem in the traditional construction space, it’s related to time and cost overruns, poor quality, and how ungreen it is in terms of carbon footprint. The solution in terms of delivering that vast number of buildings that are required for mankind to progress in terms of infrastructure, and general wellbeing lifestyle is for us to pivot into modular buildings. Modular buildings enable us to come up with buildings that are delivered on high speed and high quality on a fixed cost and time guarantee. And of course, as I said earlier, with the relevant Carbon Net Zero certification, which is in need of the hour.

IBN Jonathan

Absolutely. And I did do some reading before our interview. Why don’t you describe for our listeners, what is a mega factory?

Suchit Punnose

A mega factory to us is essentially looking at a high-capacity manufacturing facility. We have developed this design, which typically is a factory sitting in a 40 acre site, of which initially we will typically develop about half of that land about 20 acres into a manufacturing cluster consisting about three Sheds with a cupboard space of roughly 350,000 square feet or 35,000 square metres of a main assembly line factory production line which is fed by an ancillary shed that produces bathroom pods and steel structures and a timber factory which produces anything timber that goes inside the building. And we have the ability within that land of 40 acres to add three more main assembly lines whereby we can start with an initial capacity of 300,000 square metres or 3 million square feet scaling goal to 1.2 million square metres or 12 million square feet per annum.

IBN Jonathan

Amazing!

Suchit Punnose

That capacity delivers economies of scale, which then enables us to grab the issue the issue of the heart of supply for modular manufacturers into the various sectors. We have often found that when stakeholders transition from traditional construction into modular construction, there is often the friction arising from lack of supply. So, a mega factory to us is a Carbon Net Zero certified factory that can initially start with a 300,000 square metre or a 3 million square metre production capacity to produce hotels, hospitals, care homes, student accommodation, residential airports, you name it, all different types of real estate on that high speed and high quality, with significant volume.

IBN Jonathan

Incredible! So, what are some of your comparative advantages in say, India and local markets?

Suchit Punnose

The technology, Jonathan, comes with the inherent advantage of hard high speed and high quality. And with the research and development we’re doing in whereby we are complementing the existing proven British technology. So, this is 3D volumetric steel, modular building technology that’s been around since the 50s in the UK, and we’ve picked that up and lead with Carbon Net Zero certification, IoT, Blockchain and AI in order to for us to deliver the real estate version 2.0, as I was mentioning earlier in this podcast. So, the advantage is essentially to be able to disrupt the construction sector by delivering Carbon Net Zero certified buildings. And our ability by virtue of the large capacity, complemented by high speed and high quality, delivered on a fixed cost and time guarantee, is where we have the advantage. To give you an example, Jonathan, if you can think of a 40-bed hospital, which is about 8,500 square metres, or 92,000 square feet can be completed and handed over to the hospital operating company in 160 days. So that’s from day 0 to 160 days, you have a 40 bed, seven story hospital coming together on a fixed cost and time guarantee. But there are other advantages that come through because we are manufacturing using our technology. That is primarily two-fold. One is the fact that our buildings are bone dry, which means there’s no humidity, and that’s great for patient care. And the second is that our buildings are dust free, which makes what protects these expensive that keeping us from having issues because they need to operate in that in a dust free environment. So, the power of the technology is how we can go into the heart of the problem of healthcare, in terms of capacity of number of beds, but being able to roll out 40 bed hospitals every 160 days. So that’s in healthcare as an example. If you look at hotels, the world’s tallest modular hotel is a Marriott AC in New York. It’s a 28-storey building with about 160 Odd rooms. The entire building was manufactured in Poland, believe it or not, shipped to Germany, taken on a ship to New York and then trucked to the last mile in erected. But now that’s Marriott’s, asking the developer to adopt this technology because, A, it’s come up on site in 90 days. So, Marriott knows exactly when the hotel would come up. And it also knows the fact that this would be a building that will be delivered completely snack free, which is a very important aspect of this technology. So, our advantage, competitive advantages, lies in the features that we are able to deliver as a modular building company AI high speed, high quality on fixed costs and time guarantee, but also the emerging tech that we’ve developed and we are putting into this proven technology, which will enable us to give an enhanced product. We have IoT enabled sensors all across our buildings, which will collect data to deliver three things. One is to reduce the carbon footprint and two is to reduce maintenance costs. And three is to enhance the user experience in terms of ambient temperature etc. So, if you think about how there’s been disruption in the electric vehicle sector, so now you have Tesla leading that space, they incidentally are rolling out their cars from Giga Factories, we haven’t to be rolling out hours out from Mega Factories. Tesla, as is as pivoted the transition of the mobility sector from internal combustion engines to electric vehicles, we’re hoping Modulex is able to pivot the construction industry from traditional heavy carbon footprint, concrete base technology into light gauge cold rolled steel technology to bring about by pivoting into manufacturing of buildings as opposed to constructing them.

IBN Jonathan

That’s incredibly exciting. So where do you see the company and say five years from now?

Suchit Punnose

Jonathan, the plans are to roll out 20 factories across 15 countries over the coming 10 years. So, we have developed a truly long-term sustainable growth plan, which is predicated on the listing on NASDAQ and also, the capitalization of the company asked for the business plan. By year five, we are hoping to have six factories in production. And these would be besides the first factory coming up in India. These would be in other emerging markets where there’s huge demand for construction such as South Korea, Vietnam, Saudi Arabia, Egypt and Brazil. We are very bullish on these markets, which require all of these infrastructural assets from hotels, schools, hospitals, care homes, etc. And by EFI, we’re hoping that the cumulative group turnover of the company potentially could be crossing a billion dollars based on what we’re seeing as a pipeline of opportunities that we’re currently developing in these target markets.

IBN Jonathan

That’s great. And what are some of your recent accomplishments?

Suchit Punnose

In terms of Modulex, we have a significant order pipeline coming through from UK, Europe and US. Our Indian subsidiary, which owns the Indian factory has already attracted five major real estate groups and strategic investors, which is fantastic endorsement of our technology and our team. And of course, the target market as well. One of them is a 52-year-old developer, who’s listed on the Indian stock exchange. Incidentally, our Indian subsidiary has already listed on the Bombay Stock Exchange as the Indian main market. So, attracting these strategic investors to us has been critical as part of underpinning the risk on the project. And we believe at least 50% of the factory capacity in India could be absorbed by the strategic partners and besides supplying, of course, into the local market. We have got active conversations on with consortiums in the UK to target the social housing of the affordable housing sector. UK needs about 4 million homes, which will take forever to build. And we are looking to be part of a consortium backed by a large international financial institution to supply again, that conversation stems from the fact that we are one of the very few factories in the world, which would have this sort of capacity I was referring to earlier, which is starting with 300,000 square metres or 3 million square feet scaling up to 1.2 million square metres or 12 million square feet.

IBN Jonathan

Gotcha. And it’s clear that you know, being environmentally friendly is a core part of your overall strategy, but what are some other ways Modulex is leading the market with ESG initiatives?

Suchit Punnose

Jonathan, our primary core focus is in looking at Modulex as being an economical, technological and ecological business. And in that order, I think it’s very important to appreciate that fundamentally, we need to be able to produce a value for money product and it’s economical, technological in the form of applying all of the emerging tech that’s available in the market to enhance our products, and of course, ecological by ensuring that these are Carbon Net Zero certified buildings. An investment in Modulex is what we call a Mainstream Impact Investment qualifying asset. Mainstream Impact Investment is about investing in projects that deliver measurable environmental impact, measurable social impact, which consequently generates a bond market rate return. In other words, that’s Planet, People, Profits or the Triple P bottom line. That’s what Modulex is spearheading as a theme, and fundamentally, for all of our incoming investors and stakeholders, you are joining up with a company that has got the core focus on economical, technological and ecological woven into the DNA or the fabric of what we do.

IBN Jonathan

Well, we certainly covered a lot. I just have one more question here before we close. As far as other key team members on the management and executive teams, what can you tell me about some of your other team members?

Suchit Punnose

Jonathan, we’ve got a fantastic team. I’m really pleased to have the support and all the hard work that’s been put in by my team as our CTO is Taariq Mauthoor is a British qualified engineer who has been a leading figure in the design and the evolution of the of the modular technology space in the UK. My mentor is Richard Ogden, who is a perhaps the father of the module industry in the UK. He designed and developed and rolled out close to 700 McDonald’s restaurants across the UK between 1992 and 2002. That’s more than one restaurant per week. He then later on helped to designing bypass, which is built off site property assurance scheme, which the UK technical accreditation, and latterly, he retired as a chairman of the build off site, which is the Association. So having Richard on board and his is 40 years of wisdom is invaluable. We also have Ajay Palekar, who is the managing director for India. It’s a manufacturing specialist. That’s what he’s done, which is overseeing various types of manufacturing facilities across India. So, we’re quite pleased to have him on board as well. And of course, I have a group of independent directors who have joined the Board. And some who will be joining a post listing. These are all very experienced corporate leaders with impeccable track record, but also people who are able to constructively challenge me and my team as we embark on this journey to deliver, arguably, with starting with the world’s largest steel modular buildings factory in India, and then rolling out that across these mega factories across various growth markets.

IBN Jonathan

That’s very impressive, and it’s really amazing what all you’re doing to reduce construction costs while improving structures, and of course, regardless of what happens in the economy, people are always looking at ways to reduce costs and find a better way of doing things. I can’t wait to get this out to our subscribers.

Suchit Punnose

Brilliant! Well, thank you, Jonathan, for your time. Really appreciate this. Thank you.

IBN Jonathan

It’s been a pleasure.

IBN

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